UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report - August 14, 2002
(Date of earliest event reported)

QUESTAR CORPORATION
(Exact name of registrant as specified in charter)

STATE OF UTAH (State of other jurisdiction of incorporation or organization)	1-8796 (Commission File No.)	87-0407509 (I.R.S. Employer Identification No.)

P.O. Box 45433, 180 East 100 South Street, Salt Lake City, Utah 84145-0433
(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-5000

                                  Not Applicable
(Former name or former address, if changed since last report)

          Item 5. Other Events and Regulation FD Disclosure.

          On August 14, 2002, Keith O. Rattie, the President and Chief Executive Officer of Questar Corporation (the "Company") and S. E. Parks, the Company's Senior Vice President, Treasurer, and Chief Financial Officer, each submitted sworn statements to the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Order No. 4-460 dated June 27, 2002.

          Item 7.  Financial Statements and Exhibits.

                    (c)   Exhibits.

Exhibit No.	Exhibit

99.1	Statement Under Oath of Keith O. Rattie, President and Chief Executive Officer, Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2	Statement Under Oath of S. E. Parks, Senior Vice President, Treasurer, and Chief Financial Officer, Regarding Facts and Circumstances Relating to Exchange Act Filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR CORPORATION (Registrant)

August 14, 2002	/s/ S. E. Parks

S. E. Parks Senior Vice President, Treasurer, and Chief Financial Officer

List of Exhibits:

Exhibit No.	Exhibit

99.1	Statement Under Oath of Keith O. Rattie, President and Chief Executive Officer, Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2	Statement Under Oath of S. E. Parks, Senior Vice President, Treasurer, and Chief Financial Officer, Regarding Facts and Circumstances Relating to Exchange Act Filings.

Exhibit 99.1

Statement Under Oath of Principal Executive Officer
and Principal Financial Officer Regarding Facts and
Circumstances Relating to Exchange Act Filings

          I, Keith O. Rattie, state and attest that:

                   (1)  To the best of my knowledge, based upon a review of the covered reports of Questar Corporation (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

*

no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

*

No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

*	Company's Annual Report on Form 10-K for the year ended December 31, 2001;

*	Company's Reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials filed with the Commission subsequent to the filing of the Form 10-K identified above; and

*	any amendments to any of the foregoing.

QUESTAR CORPORATION

August 14, 2002	/s/ Keith O. Rattie

Keith O. Rattie President and Chief Executive Officer

Subscribed and sworn to before me this 14th day of August, 2002.

/s/ Monica P. Emerzian

Notary Public
Salt Lake County, Utah
My Commission Expires: 2-26-2006

Exhibit 99.2

Statement Under Oath of Principal Executive Officer
and Principal Financial Officer Regarding Facts and
Circumstances Relating to Exchange Act Filings

          I, S. E. Parks, state and attest that:

                   (1)  To the best of my knowledge, based upon a review of the covered reports of Questar Corporation (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

*

no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

*

No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

*	Company's Annual Report on Form 10-K for the year ended December 31, 2001;

*	Company's Reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials filed with the Commission subsequent to the filing of the Form 10-K identified above; and

*	any amendments to any of the foregoing.

QUESTAR CORPORATION

August 14, 2002	/s/ S. E. Parks

S. E. Parks Senior Vice President, Treasurer, and Chief Financial Officer

Subscribed and sworn to before me this 14th day of August, 2002.

/s/ Monica P. Emerzian

Notary Public
Salt Lake County, Utah
My Commission Expires: 2-26-2006